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                                                              EXHIBIT 99.906CERT

 CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Richard J. Adler, Chief Executive Officer of EII Realty Securities Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 9/3/10                    /s/ Richard J. Adler
                                ------------------------------------------------
                                Richard J. Adler, Chief Executive Officer
                                (principal executive officer)

I, Michael J. Meagher, Vice President and Treasurer of EII Realty Securities Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/1/10                    /s/ Michael J. Meagher
                                ------------------------------------------------
                                Michael J. Meagher, Vice President and Treasurer
                                (principal financial officer)